Security Agreement
                                  (Equipment)

     THIS SECURITY AGREEMENT (this "Agreement"), dated as of this 5th day of September, 2001, is made by and between ZB COMPANY, INC. (f/k/a ZB Acquisition
Co.) (the "Grantor"), with an address at 26610 Agoura Road, Suite 250, Calabasas, CA 91302 and PNC LEASING, LLC (the "Lender"), with an address at c/o PNC Bank, National Association, 1600 Market Street, Philadelphia, PA 19103.

                                   BACKGROUND

     The Lender is party to a certain Master Equipment Lease dated as of June 26, 1998 with Zany Brainy, Inc. ("Zany Brainy") (as amended or otherwise modified from time to time, the "Master Lease"). In conjunction with the Master Lease, the Lender and Zany Brainy entered into six (6) lease schedules (collectively, the "Lease Schedules" and, together with the Master Lease, the "PNC Leases") that each incorporated the terms of the Master Lease. The PNC Leases provided for the lease of certain equipment, which includes, without limitation, computer equipment, store furniture and fixtures and various additions, accessions, accessories, attachments, replacements and substitutions thereof and thereto (collectively, the "Equipment") by Lender to Zany Brainy.

     Pursuant to that certain Stipulation and Order Pursuant to Sections 362, 363 and 365 of the Bankruptcy Code Authorizing Sale of Certain Equipment and Resolving (1) Motion of PNC Leasing, LLC for an Order (A) Granting PNC Leasing, LLC Relief from the Automatic Stay in respect of Certain Equipment Leases pursuant to 11 U.S.C. ss. 362(d)(1) and (2), or, in the alternative, (B) Compelling Zany Brainy, Inc. to Assume or Reject Certain Unexpired Equipment Leases pursuant to 11 U.S.C. ss. 365(d)(2), and (2) Debtors' Motion to enter into a Lease of Certain Fixtures, Furniture and Equipment, executed on August 31, 2001 (the "Stipulation"), Zany Brainy and the other Debtors (as defined in the Stipulation) were authorized to sell the Equipment to the Grantor and Grantor agreed to assume the PNC Allowed Secured Claim (as defined in the Stipulation).

     Pursuant to an a certain asset purchase agreement, the Grantor has so purchased the Equipment, and pursuant to documentation evidencing part of the Obligations (as defined herein), the Grantor has so assumed the PNC Allowed Secured Claim. Under the terms hereof, the Lender desires to obtain and the Grantor desires to grant the Lender security for all of the Obligations.

     NOW, THEREFORE, the Grantor and the Lender, intending to be legally bound, hereby agree as follows:

1.  Definitions.

     (a) "Collateral" shall include the Equipment, all goods and general intangibles relating to, arising from or embedded in the Equipment, all books and records pertaining to the Equipment and such general intangibles, all cash and non-cash proceeds (including insurance proceeds) of the Equipment, and all additions and accessions thereto, substitutions therefor and replacements thereof, in each case whether now owned or hereafter acquired or arising.

     (b) "Obligations" shall include all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Grantor to the Lender or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not
(i) evidenced by any note, guaranty or other instrument, including, without limitation, a certain Equipment Loan Promissory Note of even date herewith by the Grantor in favor of the Lender, and a certain Letter Agreement of even date herewith between the Grantor and the Lender (together with all related agreements, instruments, certificates and documents, whether entered into on the date hereof or subsequent to the date hereof, in each case, as amended, restate, supplemented or otherwise modified from time to time, the "Loan Documents") (ii) arising under any agreement, instrument or document, (iii) for the payment of money to the Lender or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee to or with the Lender or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement with the Lender or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, with the Lender or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc.
(vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Lender or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc. to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Lender's or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc.'s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of the Lender incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing (other than in connection with the negotiation and documentation of this Agreement and related documentation executed on the date hereof), including reasonable attorneys' fees and expenses.

     (c) "UCC" means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section of this Agreement entitled "Governing Law and Jurisdiction." Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC. To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

     2. Grant of Security Interest. To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Lender, as secured party, a continuing lien on and security interest in the Collateral.

     3. Change in Name or Locations. The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Grantor changes its name, its type of organization, its state of organization or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, the Grantor will promptly notify the Lender in writing of the additions or changes but in any event within 20 days of the occurrence of any such event. The Grantor shall deliver to Lender an amended and restated Exhibit "A" within 30 days of the date hereof, which the Grantor shall certify on the date of delivery as being true, correct and complete.

     4. Representations and Warranties. The Grantor represents, warrants and covenants to the Lender that: (a) all information, including its type of organization, jurisdiction of organization and chief executive office are as set forth on Exhibit "A" hereto and are true and correct on the date hereof; (b) the Grantor has good and valid title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Lender created by this Agreement and Permitted Liens (as defined in the Loan Agreement); (c) except as expressly provided in Section 6 herein, the Grantor will not hereafter without the Lender's prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Lender; (d) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; and (e) each general intangible relating to the Equipment is genuine and enforceable in accordance with its terms and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted.

     5. Grantor's Covenants. The Grantor covenants that it shall from time to time and at all reasonable times allow the Lender, by or through any of its

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

officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Grantor's expense, wherever located. The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Lender may reasonably require to vest in and assure to the
Lender its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees; provided, however, that prior to the occurrence of an Event of Default, the Grantor shall not be required to reimburse the Lender for fees and expenses incurred by the Lender in connection with such actions. The Grantor agrees that the Lender has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor at any time upon an Event of Default.

     6. Negative Pledge; No Transfer. The Grantor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral other than in favor of Lender and Permitted Liens, will not allow any third party to gain control of all or any part of the Collateral, and will not use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

     7. Further Assurances. By its signature hereon, the Grantor hereby irrevocably authorizes the Lender to execute (on behalf of the Grantor) and file against the Grantor one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to the Lender, and the Grantor will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Lender to be necessary or desirable in order to perfect, preserve and protect its security interests. If required by the Lender, the Grantor will execute all documentation necessary for the Lender to obtain and maintain perfection of its security interests in the Collateral.

     8. Events of Default. The Grantor shall, at the Lender's option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "Event of Default"): (a) any Event of Default (as defined in the Loan Documents or any other agreements, instruments or documents evidencing any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default;
(c) demand by the Lender under any of the Obligations that have a demand feature; (d) falsity, or inaccuracy in any material respect, by the Grantor of any written warranty, representation or statement made or furnished to the Lender by or on behalf of the Grantor; (e) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the making of any levy, seizure or attachment of or on the Collateral; (f) the failure of the Lender to have a perfected first priority security interest in the Collateral (other than as a result of the Lender's failure to file and continue a financing statement against the Grantor in the State of Delaware describing the Collateral); (g) any indication or evidence received by the Lender that the Grantor may have directly or indirectly been engaged in any type of activity which, in the Lender's reasonable discretion, is reasonably likely to result in the forfeiture of any Collateral to any governmental entity, federal, state or local; or (h) the failure by the Grantor to perform any of its obligations under this Agreement; provided, however, that no Event of Default under this clause (h) shall have occurred if the Grantor cures such failure with 20 days of the occurrence thereof; provided, further, however, that the foregoing cure period shall not apply to any failure of the Grantor to comply with Sections 3, 5 or 6, or the last sentence of Section 7, of this Agreement.

     9. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, the Lender may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Lender's remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the Grantor or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Grantor's premises, and (d) require the Grantor to assemble the Collateral and make it available to the Lender at a place designated by the Lender. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Grantor at least ten (10) days before the time of the intended sale or

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

disposition. Expenses of retaking, holding, preparing for disposition, disposing or the like shall include the Lender's reasonable attorneys' fees and legal expenses, incurred or expended by the Lender to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

     10. Power of Attorney. The Grantor does hereby make, constitute and appoint any officer or agent of the Lender as the Grantor's true and lawful attorney-in-fact, with power to (a) endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment representing proceeds of Collateral that may come into the Lender's possession in full or part payment of any Obligations;
(b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral (provided, however, that Lender may not exercise the power of attorney granted under this clause (b) unless an Event of Default has occurred and is continuing); and (c) sign, for the Grantor, such documentation required by the UCC, or supplemental intellectual property security agreements; granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

11. Payment of Expenses. At its option, the Lender may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance and preservation of the Collateral, as reasonably determined by the Lender to be necessary. The Grantor will reimburse the Lender on demand for any payment so made or any expense incurred by the Lender pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Lender. In addition to the foregoing, the Lender may conduct any appraisal or reappraisal of the Collateral and the Grantor will reimburse the Lender on demand for any payment so made or any expense incurred by the Lender pursuant to this authorization; provided, however, that, so long as no Event of Default has occurred and is continuing, the Grantor shall only be required to reimburse the Lender for 1 appraisal of the Collateral and such reimbursement obligation shall in no event exceed $5,000.

     12. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree in writing, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

     13. Preservation of Rights. No delay or omission on the Lender's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Lender's action or inaction impair any such right or power. The Lender's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Lender may have under other agreements, at law or in equity.

     14. Illegality. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

     15. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

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

     16. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     17. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

     18. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Grantor and the Lender and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Lender's prior written consent and the Lender at any time may assign this Agreement in whole or in part.

     19. Interpretation. In this Agreement, unless the Lender and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

     20. Indemnity. The Grantor agrees to indemnify each of the Lender, each legal entity, if any, who controls the Lender and each of their respective directors, officers and employees (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and assignment of any rights hereunder. The Grantor may participate at its expense in the defense of any such claim.

     21. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Lender and will be deemed to be made in the State where the Lender's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE LENDER'S OFFICE INDICATED ABOVE IS LOCATED, EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE LENDER IS LOCATED) SHALL GOVERN THE


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

CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN. The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Lender's office indicated above is located; provided that nothing contained in this Agreement will prevent the Lender from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Lender and the Grantor agree that the venue provided above is the most convenient forum for both the Lender and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

     22. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE LENDER IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GRANTOR AND THE LENDER ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Grantor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.


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


WITNESS the due execution hereof as a document under seal, as of the date first written above.


WITNESS / ATTEST:                         ZB COMPANY, INC.


/s/ Kendrick F. Royer                     By:/s/ Raymond P. Springer
                                                              (SEAL)
Print Name: Kendrick F. Royer             Print Name: Raymond P. Springer
Title: Senior VP and General Counsel      Title: EVP, Treasurer and
(Include title only if an officer                Secretary
of entity signing to the right)

                                          PNC LEASING, LLC


                                          By: /s/ Michael A. Valerie, Jr.
                                          Print Name: Michael A. Valerie, Jr.
                                          Title: Vice President




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


                                   EXHIBIT "A"
                              TO SECURITY AGREEMENT


1. Grantor's form of organization (i.e., corporation, partnership, limited liability company): Corporation.

2. Grantor's State of organization, if a registered organization (i.e., corporation, limited partnership or limited liability company): Delaware.

3. Address of Grantor's chief executive office, including the County: 26610 Agoura Road, Suite 250, Calabasas, CA 91302 (Los Angeles county).

4. Grantor's EIN, if not a natural person:

5. Grantor's organization ID# (if any exists):

6. Address for books and records, if different:

7. Addresses of other Equipment locations, including Counties and name and address of landlord or owner if location is not owned by the Grantor:

8. Other names or tradenames now or formerly used by the Grantor: